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                                   EXHIBIT 11


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the use of our report dated October 17, 1997 and to all references to our firm included in or made a part of this Amendment No. 5 to the Registration Statement on Form N-1A of Driehaus Mutual Funds.


                                                         /s/ Arthur Andersen LLP

                                                         ARTHUR ANDERSEN LLP

Chicago, Illinois,
October 30, 1997




















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